UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 25, 2008

Apartment Investment and Management Company
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-13232	841259577
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster Street Parkway, Suite 1100, Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-757-8101

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 25, 2008, Apartment Investment and Management Company ("Aimco") issued a press release relating to the special dividend to be paid on December 1, 2008, to Aimco’s stockholders of record at the close of business on October 27, 2008. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Also on December 1, 2008, Aimco filed with the Securities and Exchange Commission an updated prospectus supplement relating to shares of Class A Common Stock to be issued in payment of the special dividend, which prospectus supplement supersedes the prospectus supplement previously filed on October 28, 2008 (dated October 27, 2008). In connection therewith, Aimco has filed as Exhibit 5.1 to this report, the opinion of DLA Piper LLP (US) as to the legality of the securities.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit Number and Description

5.1 Opinion of DLA Piper LLP (US), as to legality of securities

23.1 Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

99.1 Aimco Press Release dated November 25, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Investment and Management Company

December 1, 2008	By:	Thomas M. Herzog

Name: Thomas M. Herzog
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of DLA Piper LLP (US), as to legality of securities (includes Exhibit 23.1, Consent of DLA Piper LLP (US))
99.1	Aimco Press Release dated November 25, 2008